UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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     CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2009
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PENN NATIONAL GAMING, INC.
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Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

     On October 16, 2009, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) reopened the auction for Lone Star Park in Grand Prairie, Texas (“Lone Star”). Lone Star is a pari-mutuel horse racing track owned by a subsidiary of Magna Entertainment Corp., a debtor in a chapter 11 case before the Bankrupty Court. A subsidiary of Penn National Gaming Inc. (“Penn”) has offered to purchase Lone Star for $40 million. Penn intends to attend and participate at the reopened auction, scheduled for October 23, 2009. If Penn prevails at the reopened auction, Penn will agree to purchase Lone Star on the terms and subject to the conditions set forth in a definitive purchase agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2009	PENN NATIONAL GAMING, INC.

By: /s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Vice President, Secretary & Treasurer